FUNDS FOR INSTITUTIONS SERIES

FFI Government Fund

FFI Treasury Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 26, 2015 to the Statement of Additional Information

of the Funds, dated August 28, 2015

This Supplement was previously filed on July 29, 2015.

The Board of Trustees of Funds For Institutions Series (the “Board”), on behalf of each Fund, has approved an investment policy in order for each Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Funds to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets. The Board has also approved an amended investment objective for each Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Funds’ Statement of Additional Information is amended as follows:

Changes in the Funds’ Investment Objectives

The investment objective of each of FFI Government Fund and FFI Treasury Fund is to seek current income as is consistent with liquidity and stability of principal.

Changes in the Funds’ Investment Strategies and Risks

The third to last paragraph of the section entitled “Investment Objective and Policies—Government Fund” is deleted in its entirety and replaced with the following:

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation. Under a non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The three paragraphs headed “Repurchase Agreements and Purchase and Sale Contracts” in the section entitled “Investment Objective and Policies—Treasury Fund” are deleted in their entirety.

The last paragraph of the section entitled “Investment Objective and Policies—Treasury Fund” is deleted in its entirety and replaced with the following:

Under a non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval, Treasury Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury.

Shareholders should retain this Supplement for future reference.

SAI-FFIS-0815SUP